UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21120

Conestoga Funds

(Exact name of registrant as specified in charter)

Conestoga Capital Advisors

259 N. Radnor-Chester Road

Radnor Court, Suite 120

Radnor, PA 19087

 (Address of principal executive offices)(Zip code)

Conestoga Capital Advisors

259 N. Radnor-Chester Road

Radnor Court, Suite 120

Radnor, PA 19087

 (Name and address of agent for service)

With Copy To:

Josh Deringer, Esq.

Drinker Biddle

One Logan Square, Ste 2000

Philadelphia, PA 19103

Registrant's telephone number, including area code: (800) 320-7790

Date of fiscal year end: September 30

Date of reporting period: September 30, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

CONESTOGA

SMALL CAP FUND

M a n a g e d   B y

ANNUAL REPORT

September 30, 2010

November 23, 2010

Dear Fellow Shareholders,

When we penned our annual letter to shareholders in November 2009, the equity markets had bounced from their March 2009 lows and the US and global financial markets were breathing a sigh of relief.  Fast forward to today, the equity markets have continued that rebound and provided investors with positive returns over the past twelve months, albeit with ups and downs caused by changing sentiments of recovery or double-dip recession, as well as political and policy uncertainty related to the fall 2010 elections.  After surging higher in the fourth calendar quarter of 2009 and the first calendar quarter of 2010 on hopes of a V-shaped recovery , equity markets sold off dramatically in the second quarter of 2010.  The sell-off was prompted by concerns on European debt, specifically Greece, and the global economy falling back into a recession.  The V-shaped recovery was not materializing as most investors had hoped, and investors began to adjust to a slower global economic recovery.  Nonetheless, by the third calendar quarter of 2010, the bailouts orchestrated by the European Central Bank had at least plugged a hole in a sinking ship and gave investors confidence to focus on the strong earnings corporations were posting and the tremendous amount of cash held by corporations around the world.  Additionally, with the US Federal Reserve holding interest rates to generational lows, investors were being rewarded for taking risk as evidenced by the strong returns of junk-bonds and other risky asset classes.  Even September, usually one of the more difficult months of the year for equity returns, saw markets surge again.  Investor confidence was boosted by anticipation of a second round of quantitative easing by the Federal Reserve, and expectations that the 2010 November’s election results will increase Republican representation and restore a more typical check and balance legislative process between the parties.

The Conestoga Small Cap Fund returns for the periods ended September 30, 2010, are provided in the table below.  Over the past twelve months, the Fund has modestly outperformed the Russell 2000 Index, while trailing the Russell 2000 Growth.  Given the market’s alternating favor between low and high quality companies, the trailing twelve month return is about in line with our expectations.  Longer term returns reflect Conestoga’s protection of capital during the 2007-08 downturn.  Importantly, the longer-term returns have been achieved with lower volatility relative to the indices.  Since the Fund’s first full quarter of operation (December 31, 2002), the Fund’s standard deviation of returns has been 16.5%, compared to the Russell 2000 Index’s standard deviation of 21.0% and the Russell 2000 Growth Index’s standard deviation of 21.6%.

Annualized Returns vs. Russell Indices

	YTD 2010	1 Year	3 Years*	5 Years*	7 Years*	Since Inception* (10-01-02)
Conestoga Small Cap Fund	8.07%	13.95%	-0.63%	3.65%	7.60%	9.41%
Russell 2000 Index	9.12%	13.35%	-4.29%	1.60%	6.13%	9.31%
Russell 2000 Growth	10.23%	14.79%	-3.75%	2.35%	5.79%	9.54%

*Periods longer than one year are annualized.  Source: Conestoga and Russell Invesments.

We at Conestoga believe the market gyrations reflected investors’ conflicting desire to invest at what seemed to be attractive  valuations, against fears of persistent low-level (or worse) growth rates.  Investors appeared to continue their strong preference for bonds over stocks, with net inflows to bond funds at all-time highs, while flows to stocks funds have been negative since the May 6 “Flash Crash”.  Bond yields remain at very low levels, especially when compared to the earnings yield of equities.  The spread between the earnings yield on the S&P 500 and the yield on the 10-year Treasury bond (often referred to as the Fed Model) moved above 4% during the third quarter of 2010.  A spread this large is fairly rare and historically has signaled an excellent buying opportunity for long-term investors in equities relative to bonds.  Whether this indicates strong future equity returns and/or weak bond returns remains to be seen, but we at Conestoga do believe that equities are very attractively priced relative to bonds.

Another macro-level topic that piqued our interest over the past few months was the reported demise of stock-picking.  Several articles over the summer highlighted this concept, most notably the Wall Street Journal’s September 24th article entitled “Macro Forces in Market Confound Stock Pickers”.  Market strategist James Bianco’s quote, “Stock picking is a dead art form… Macro themes dominate the market now more than ever...” struck a nerve with Conestoga.  While we agree with the latter portion of this statement, that macro forces are having a strong pull on individual stocks currently, we strongly disagree that stock picking is dead.  True, correlations among daily stock movements are at all-time high levels.  However, we believe that these times are critical for investors to employ active, conviction-based investing strategies.  In a slow growth economy, not all stocks will perform equally and the strength of a company’s management team, balance sheet and business model will be vital to sustaining revenue and earnings growth.  We believe that Bianco’s quote and the forecasted “death” of stock picking will be reviewed by history as the peak of “macro-level” investing.  Paraphrasing Mark Twain, reports of stock-picking’s death are greatly exaggerated.

While intrigued by the macro-level dynamics of the equity and bond markets, the investment team at Conestoga has remained focused on the individual company research that is the core of our efforts each day.  We have continued to implement the investment process as we always have, including numerous visits with many of the companies in the portfolio, both in their offices, at conferences, and in our offices.  And while the purpose of these meetings is to determine the outlook and strategy of each individual business, we also uncover some consistent views on the overall economy.  The vast majority of our management teams report a very tame recovery in their markets, with only slowly improving demand.  Our portfolio companies’ continued level of investment in their business during the 2008-09 recession enabled them to capture market share and grow revenues and earnings.  We continue to expect that as the economy slowly recovers, high quality companies will emerge in a stronger competitive position.

The Fund’s returns relative to the indices have been negatively impacted by the Fund’s sector allocations, but have benefitted from stock selection.  The Fund’s underweight to Consumer Discretionary and Materials & Processing stocks detracted from returns, and offset the overweight to Technology stocks.  Stock selection over the past twelve months was strongest in the Energy sector, where all four of the Fund’s holdings posted very strong returns and outperformed the indices’ Energy holdings.

Our ongoing research efforts led to the addition of eight new stocks in the Fund over the past year, and the sale of 11 stocks from the Fund.  The new companies in the portfolio represent a mix of Technology and Health Care companies that we believe offer the long-term sustainable growth characteristics that will create value for shareholders.  The sales from the portfolio included four stocks that were the targets of acquisition over the past year: Financial Federal Inc. (FIF), K-Tron Inc. (KTII), Phase Forward Inc. (PFWD) and Somanetics Corp. (SMTS).  After lower than normal merger and acquisition activity during the bear market, there appears to be an uptick in M&A as the economy recovers.  Other sales from the portfolio represented companies which we believe no longer met our investment criteria.

High quality companies enter the final calendar quarter of 2010 having trailed lower-quality companies since the market’s low in March 2009.  As we’ve discussed in prior communications, those companies that were considered most likely to fail in the recession have posted the strongest stock performance in the market rebound.  This in turn has caused the valuation of low-quality companies to achieve parity with high-quality companies, a situation we believe is untenable.  As 2010 comes to a close and we enter the New Year, we believe the Conestoga portfolio is well positioned to benefit from both a robust stock market, as well as stronger relative performance by higher quality stocks.

The Fund reached an important milestone during September 2010, surpassing $100 million in assets.  The Fund was launched in 2002 to offer individuals, institutions and defined contribution plans the same investment approach that Conestoga provides via separate account management to institutional and high net worth clients.  The assets under management of Conestoga Capital Advisors, the fund’s adviser, reached all-time peak levels on September 30, with just over $385 million in total assets.  Our more conservative approach to small cap investing, which focuses on companies with positive earnings and sustainable growth rates, is one that we believe is especially appropriate in today’s more volatile environment, and has been key to attracting investors to the Fund.  Over the past few years, the Fund has been fortunate to be recommended by a number of Registered Investment Advisors (RIAs), Wealth Advisors, Trust Departments and Institutional Consultants as the Small Cap Fund best suited for their clients.  We are grateful for the continued support of our new and long-term investors, and will continue to make every effort to deliver above market returns with lower volatility, downside protection, and tax efficiency.  As always, we appreciate the trust and confidence that you have placed in Conestoga Capital Advisors.

Sincerely,

William C. Martindale, Jr.

Robert M. Mitchell

Managing Partner - Co-Portfolio Manager

Managing Partner - Co-Portfolio Manager

Dave Lawson

Joe Monahan

Managing Partner - Senior Research Analyst

Managing Partner - Senior Research Analyst

CONESTOGA SMALL CAP FUND

Additional Comments (unaudited)

Fund Growth

The Fund continued to grow in 2010.  Total net assets increased from $65,355,684 at the end of fiscal 2009 to $103,065,768 at the end of fiscal 2010.  This $37,710,084 increase surpassed the prior year’s growth of $22,773,481.

Portfolio Turnover and Capital Gains Distributions

The Conestoga Small Cap Fund generally has a much lower turnover rate than many other small cap growth funds.  For the year ended September 30, 2010 the Fund’s turnover rate was 22.53%, compared to 13.89% from the prior year.  For the twelve month period ended September 30, 2010, the Fund did not make a capital gain or net income distribution.

Fund Expenses and Brokerage Costs

Fund Expenses

The Fund has a unified management fee.  This means that the Adviser, Conestoga Capital Advisors, LLC, pays for most of the Fund’s operating costs with the exception of Trustees’ fees and expenses, 12b-1 fees, brokerage commissions and fees, and extraordinary costs.  As of January 2007, the Adviser charges the Fund an annualized rate of 1.20% of the daily average assets for the services it provides, while the total expense ratio of the Fund is 1.10% which includes a fee waiver.  In the fiscal year ended September 30, 2010 the contractual amount the Fund owed the Adviser was $1,026,182 of which $123,727 was waived, resulting in net advisory fees of $902,455.

The Conestoga Funds have what is called a “defensive” 12b-1 plan.  This type of plan acknowledges that the Adviser may use it assets and resources to grow the Fund.  Conestoga Capital Advisors, LLC pays all of the marketing costs for the Fund out of its own resources and, other than the annual unified management fee, does not charge the Fund any additional expenses for promoting sales of the Fund’s shares.

The Fund also has the ability to pay any qualified organization a shareholder servicing fee.  This type of fee might be paid to an organization providing record keeping for Fund shareholders under its administration.  At the present time, the Fund does not pay any organization a shareholder servicing fee, although Conestoga Capital Advisors, LLC does pay certain organizations a shareholder servicing fee out of its own resources and at no additional cost to the Fund.

Securities Lending

 During fiscal year 2010, the Fund did not participate in securities lending activities.

Trustee Fees

In addition to the fees that the Fund pays the Adviser, the Fund also pays the Trustees’ fees and expenses. During fiscal 2010 Trustee Fees amounted to  $31,250.

CONESTOGA SMALL CAP FUND

Additional Comments (unaudited)

Brokerage Costs

Direct net expenses of the Fund shown in this annual report were $940,667.  During fiscal year 2010 the Fund paid brokerage costs of $161,183.94, up from $83,986.12 in fiscal 2009.  Under current accounting standards, brokerage costs are not treated as current year expenses; rather, they are included when calculating the cost basis or proceeds from security transactions, but they are still costs paid by the shareholder.

Expenditures for brokerage were $1.88 for every $1,000 in average assets invested in the Fund for fiscal 2010, down from $1.94 in fiscal 2009.  The Fund pays brokers approximately $0.06 per share for trade execution.  The brokerage commissions are directed to firms that provide important statistical and financial information on portfolio holdings.  Additionally, brokerage commissions are paid to firms providing research to the Fund’s Portfolio Managers about current or prospective investments.  The statistical and financial information provided as well as the research offered benefit all clients of the Adviser, not just the Fund.  The Fund’s share of commissions paid is proportionate to its share of all trading in small cap stocks undertaken by Conestoga Capital Advisors.  On a quarterly basis, the Adviser reviews the Fund’s trading with the Board of Trustees.

At no time has the Fund ever used brokerage commissions to reward brokers for selling shares of the Fund.

The staff of the SEC has issued interpretive guidance relating to permissible uses of brokerage commissions, sometimes called “soft dollars.”  Based on its review of these guidelines, the Adviser believes that it is in compliance with these guidelines.

The Regulatory Environment

Board Composition

The Conestoga Fund has six Trustees.  Four of them (66 2/3% of the Board) are Independent, and the Chair is an interested Trustee.

Fund Information

Subject to applicable laws, the management of the Conestoga Small Cap Fund is making every effort to provide as much information as desired by the shareholders of the Fund.  In addition to information provided in the reports to shareholders and the prospectus and statement of additional information, much information is available online.  You can access Fund information by going to www.conestogacapital.com and following the links to the Conestoga Funds.  Current holdings and Fund facts are available on our website.  If you prefer, you may call us at 1-800-320-7790 and ask for the information, or you may go to the SEC website at www.sec.gov and obtain copies of almost all information submitted by the Conestoga Funds to the SEC.

CONESTOGA SMALL CAP FUND

Comparison of Changes in Value of $10,000

As of Closing Business Day Prior to Inception (September 30,2002)

Conestoga Small Cap Fund $20,524
Russell 2000 Index $20,704
Russell 2000 Growth Index $21,014
Value of $10,000 Invested 10/01/2002
$26,000
$24,000
$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
9/30/2002
12/31/200
3/31/2003
6/30/2003
9/30/2003
12/31/200
3/31/2004
6/30/2004
9/30/2004
12/31/200
3/31/2005
6/30/2005
9/30/2005
12/31/200
3/31/2006
6/30/2006
9/30/2006
12/31/200
3/31/2007
6/30/2007
9/30/2007
12/31/200
3/31/2008
6/30/2008
9/30/2008
12/31/200
3/31/2009
6/30/2009
9/30/2009
12/31/200
3/31/2010
6/30/2010
9/30/2010

	One Year Return	Five Year Return	Since Inception(10/1/2002 through 09/30/2010)
Conestoga Small Cap Fund	13.95%	3.65%	9.41%
Russell 2000 Index	13.35%	1.60%	9.31%
Russell 2000 Growth Index	14.79%	2.35%	9.54%

The Fund's past performance does not predict its future performance. The graph and table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, but does reflect the reinvestment of all dividends and distributions.

CONESTOGA SMALL CAP FUND

Expense Example

(Unaudited)

As a shareholder of the Conestoga Small Cap Fund, you incur the following costs: management fees, trustee fees, transaction costs and certain other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2010 through September 30, 2010.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in this Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Conestoga Small Cap Fund:

	Beginning Account	Ending Account	Expenses Paid During the Period*
	Value	Value	April 1, 2010 through
	April 1, 2010	September 30, 2010	September 30, 2010

Actual	$1,000.00	$1,057.02	$5.67
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,019.55	$5.57

* Expenses are equal to the Fund's annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one half year period).

CONESTOGA SMALL CAP FUND

Securities Holdings by Sector

September 30, 2010

(Unaudited)

The following chart gives a visual breakdown of the Fund by the economic sectors*.  The underlying securities represent a percentage of the total net assets.  The total net assets of the Fund on September 30, 2010 were $ 103,065,768.

*Russell Sectors

  Cash Equivalent and Liabilities in Excess of Other Assets are not Russell Sectors

CONESTOGA SMALL CAP FUND

Schedule of Investments

September 30, 2010

			% of Total
Shares		Value	Net Assets
COMMON STOCKS

Consumer Discretionary
Educational Services
30,250	Capella Education Company *	$ 2,348,005
Textile Apparel & Shoes
135,100	Iconix Brand Group, Inc. *	2,364,250

Consumer Discretionary Sector Total		4,712,255	4.57%

Energy
Oil: Crude Producers
29,525	SM Energy Company	1,106,007
Oil Well Equipment & Services
36,551	Carbo Ceramics, Inc.	2,960,631
22,325	Core Laboratories NV	1,965,493
99,175	Tesco Corporation *	1,193,075
Oil Well Equipment & Services Total		6,119,199

Energy Sector Total		7,225,206	7.01%

Financial Services
Asset Management & Custodian
80,650	Westwood Holdings Group, Inc.	2,728,389
Financial Data & Systems
75,600	Advent Software, Inc. *	3,945,564
32,975	FactSet Research Systems, Inc.	2,675,262
55,450	Morningstar, Inc. *	2,470,852
Financial Data & Systems Total		9,091,678

	Financial Services Sector Total	11,820,067	11.47%

Healthcare
Health Care Services
74,150	Align Technology, Inc. *	1,451,857
45,375	Quality Systems, Inc.	3,008,816
Health Care Services Total		4,460,673
Medical Equipment
95,775	Abaxis, Inc. *	2,212,403
128,950	Immucor, Inc. *	2,557,078
			% of Total
Shares		Value	Net Assets
COMMON STOCKS (continued)

Medical Equipment Total		$ 4,769,481
Medical and Dental Instruments and Supplies
46,375	Integra Lifesciences Holdings Corp *	1,829,957
42,850	Landauer, Inc.	2,683,696
150,075	Meridian Bioscience, Inc.	3,282,140
55,451	Neogen Corporation *	1,877,016
32,250	TECHNE Corporation	1,990,793
Medical and Dental Instruments and Supplies Total		11,663,602

	Healthcare Sector Total	20,893,756	20.27%

Materials and Processing
Building Materials
121,500	Simpson Manufacturing Company, Inc.	3,132,270

Materials and Processing Sector Total		3,132,270	3.04%

Producer Durables
Aerospace
60,150	Aerovironment, Inc. *	1,338,338
Commercial Services
75,600	Advisory Board Company *	3,337,740
93,750	Costar Group, Inc. *	4,566,562
99,300	Ritchie Bros. Auctioneers, Inc.	2,062,461
113,951	Rollins, Inc.	2,664,174
90,725	Tetra Tech, Inc. *	1,902,503
Commercial Services Total		14,533,440
Diversified Manufacturing Operations
80,650	Raven Industries, Inc.	3,055,828
Scientific Instruments: Control & Filter
125,435	Sun Hydraulics Corporation	3,536,013

Producer Durables Sector Total		22,463,619	21.80%

Technology
Communications Technology
89,225	EMS Techologies, Inc. *	1,662,262

			% of Total
Shares		Value	Net Assets
COMMON STOCKS(continued)

Computer Services Software & Systems
26,275	Ansys, Inc. *	$ 1,110,119
108,375	Blackbaud, Inc.	2,605,335
77,625	Blackboard, Inc. *	2,797,605
55,850	Micros Systems, Inc. *	2,364,131
162,300	NIC, Inc. *	1,345,467
37,675	Pegasystems, Inc.	1,169,809
123,350	Tyler Technologies, Inc. *	2,486,736
Computer Services Software & Systems Total		13,879,202
Electronic Components
60,975	Hittite Microwave Corp. *	2,905,459
64,525	NVE Corporation *	2,776,511
Electronic Components Total		5,681,970
Electronics
55,150	II-VI, Inc. *	2,058,749
Information Technology
222,500	Bottomline Technologies, Inc. *	3,417,600
146,175	Comscore, Inc. *	3,438,036
Information Technology Total		6,855,636

	Technology Sector Total	30,137,819	29.24%

TOTAL COMMON STOCKS
	(Cost $81,525,616)	100,384,992	97.40%

SHORT-TERM INVESTMENTS
4,276,666	UMB Bank Money Market Fiduciary 0.02%**
	(Cost $4,276,666)	4,276,666	4.15%

TOTAL INVESTMENTS
	(Cost $85,802,282)	104,661,658	101.55%

	Liabilities in Excess of Other Assets	(1,595,890)	(1.55)%

	TOTAL NET ASSETS	$103,065,768	100.00%

* Non-income producing
** Variable rate effective at September 30, 2010.

The accompanying notes are an integral part of the financial statements.

CONESTOGA SMALL CAP FUND

Statement of Assets and Liabilities

September 30, 2010

Assets:
Investments at Value (Cost $85,802,282)	$ 104,661,658
Receivables:
Shareholder Subscriptions	28,468
Dividends	87,800
Interest	67
Total Assets	104,777,993
Liabilities:
Accrued Investment Advisory Fees	73,739
Accrued Trustees' Fees and Expenses	6,583
Shareholder Redemptions Payable	171,907
Payable for Securities Purchased	1,459,996
Total Liabilities	1,712,225
Net Assets	$ 103,065,768

Net Assets Consist of:
Beneficial Interest Paid-in	$ 86,661,912
Accumulated Net Realized Loss on Investments	(2,455,520)
Net Unrealized Appreciation in Value of Investments	18,859,376
Net Assets, for 5,345,430 Shares Outstanding, Unlimited Number of
Shares Authorized with a $0.001 Par Value	$ 103,065,768
Net Asset Value, Offering and Redemption Price
Per Share ($103,065,768/5,345,430 shares)	$ 19.28

The accompanying notes are an integral part of the financial statements.

CONESTOGA SMALL CAP FUND

Statement of Operations

For the Year Ended September 30, 2010

Investment Income:
Dividends (net of foreign taxes withheld of $5,661)	$ 724,173
Interest	1,211
Total investment income	725,384
Expenses:
Investment advisory fees	1,026,182
Trustees' fees and expenses	38,212
Total expenses	1,064,394
Less: Advisory fees waived	(123,727)
Net expenses	940,667

Net Investment Loss	(215,283)

Realized and unrealized gain on investments:
Net realized gain on investments	335,003
Net change in unrealized appreciation on investments	11,567,079
Net realized and unrealized gain on investments	11,902,082

Net increase in net assets resulting from operations	$ 11,686,799

The accompanying notes are an integral part of the financial statements.

CONESTOGA SMALL CAP FUND

Statement of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	9/30/2010	9/30/2009
Increase/(Decrease) In Net Assets
From Operations:
Net investment income (loss)	$ (215,283)	$ 4,318
Net realized gain (loss) on investments	335,003	(1,463,349)
Net change in unrealized appreciation on investments	11,567,079	4,735,660
Net increase in net assets resulting from operations	11,686,799	3,276,629
Distributions to shareholders from:
Net investment income	−	(65,193)
Net realized gain on investments	−	(11,136)
Distributions in excess of net investment income	−	(65,269)
Total Distributions	−	(141,598)
From Fund share transactions:
Proceeds from sale of shares	39,424,582	31,012,667
Shares issued on reinvestment of distributions	−	63,196
Cost of shares redeemed	(13,401,297)	(11,437,413)
Total increase in net assets from Fund share transactions	26,023,285	19,638,450

Total increase in net assets	37,710,084	22,773,481

Net Assets at Beginning of Year	65,355,684	42,582,203
Net Assets at End of Year ( Includes undistributed net	$ 103,065,768	$ 65,355,684
investment income of $0 and $0, respectively)

The accompanying notes are an integral part of the financial statements.

CONESTOGA SMALL CAP FUND

Financial Highlights

Selected data for a share outstanding throughout each year:

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	9/30/2010	9/30/2009	9/30/2008	9/30/2007	9/30/2006

Net asset value - beginning of year	$16.92	$17.68	$ 20.27	$ 17.75	$ 16.85

Net investment income (loss) (a)	(0.04)	−(b)	0.07	−(b)	(0.05)
Net realized and unrealized gain (loss) on investments	2.40	(0.70)	(2.14)	2.59	1.12
Total from investment operations	2.36	(0.70)	(2.07)	2.59	1.07

Distributions from net investment income	−	(0.03)	(0.03)	−	−
Distributions from net realized capital gains	−	−	(0.49)	(0.07)	(0.17)
Distributions in excess of net investment income	−	(0.03)	−	−	−
Total distributions	−	(0.06)	(0.52)	(0.07)	(0.17)

Net asset value - end of year	$19.28	$16.92	$17.68	$20.27	$17.75

Total return	13.95%	(3.87)%	(10.43)%	14.61%	6.40%
Ratios/supplemental data
Net Assets - end of year (thousands)	$ 103,066	$ 65,356	$ 42,582	$ 29,281	$ 18,432

Before waivers
Ratio of expenses to average net assets	1.24%	1.29%	1.30%	1.31%	1.35%
Ratio of net investment income / (loss) to average net assets	(0.40)%	(0.18)%	0.19%	(0.17)%	(0.26)%

After waivers
Ratio of expenses to average net assets	1.10%	1.10%	1.10%	1.15%	1.35%
Ratio of net investment income /(loss) to average net assets	(0.26)%	0.01%	0.39%	(0.01)%	(0.26)%

Portfolio turnover rate	22.53%	13.89%	23.12%	13.51%	19.02%

(a) Per share net investment loss has been determined on the basis of average number of shares outstanding during the year.
(b) Represents less than $0.01 per share

The accompanying notes are an integral part of the financial statements.

CONESTOGA SMALL CAP FUND

Notes to Financial Statements

September 30, 2010

Note 1. Organization

Conestoga Funds (the "Trust") was organized as a Delaware statutory trust on February 5, 2002.  The Trust consists of two series, the Conestoga Small Cap Fund (the “Fund”) and the Institutional Advisors LargeCap Fund.  The Trust is registered as an open-end diversified management investment company of the series type under the Investment Company Act of 1940 (the "1940 Act").  The Fund's investment strategy is to achieve long-term growth of capital.  The Fund's registration statement became effective with the SEC and the Fund commenced operations on October 1, 2002.  The Fund’s investment advisor is Conestoga Capital Advisors, LLC. (the “Adviser”).

Note 2.  Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuation - Securities that are traded on any exchange are valued at the last quoted sale price.  Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price.  Lacking a last sale price, a security is valued at its last bid price except when, in the opinion of the Fund’s Adviser, the last bid price does not accurately reflect the current value of the security.  All other securities for which over-the-counter market quotations are readily available are valued at their last bid price.  When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

Accounting principles generally accepted in the United States of America define fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date and also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability.  The three-tier hierarchy seeks to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.  The three-tier hierarchy of inputs is summarized below:

CONESTOGA SMALL CAP FUND

Notes to Financial Statements (continued)

September 30, 2010

Level 1 - Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities. Valuation adjustments and block discounts are not applied to Level 1 securities.  Since valuations are based on quoted prices that are readily and regularly available in an active market, valuation of these securities does not entail a significant degree of judgment.

Level 2 - Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 - Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The following table presents information about the Fund’s assets measured at fair value as of September 30, 2010 by major security type:

	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of September 30, 2010
Assets
Money Market	$ 4,276,666	$ -	$ -	$ 4,276,666
Common Stocks	100,384,992	$ -	$ -	100,384,992
Total	$ 104,661,658	$ -	$ -	$ 104,661,658

Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any realized capital gain.  Therefore, no federal income or excise tax provision is required.

Accounting principles generally accepted in the United States of America provide guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements and require the evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof.  Management has evaluated the Fund’s tax positions as of September 30, 2010, and has determined that none of them are uncertain.

The Fund has reviewed all taxable years that are open for examination (i.e., not barred by the applicable statute of limitations) by taxing authorities of all major jurisdictions, including the Internal Revenue Service. Tax returns filed within the three years ended September 30, 2010, are open for examination. No examination of any of the Fund’s tax returns is currently in progress.

CONESTOGA SMALL CAP FUND

Notes to Financial Statements (continued)

September 30, 2010

Dividends and Distributions - The Fund intends to distribute substantially all of its net investment income and capital gains to its shareholders on an annual basis.  Income and capital gain distributions to shareholders are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.  Those differences are primarily due to differing treatments for net investment losses and deferral of wash sale losses and post-October losses.  Distributions to shareholders are recorded on the ex-dividend date.

Security Transactions and Investment Income - The Fund follows GAAP and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

Estimates - Preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Other - Accounting principles generally accepted in the United States of America require that permanent book/tax differences be reclassified among the components of capital.

Reclassification – As of September 30, 2010, the Fund recorded permanent book/tax differences of $215,283 from net investment loss to paid-in capital.  This reclassification has no impact on the net asset value of the Fund and is designed generally to present undistributed income and net realized gains on a tax basis, which is considered to be more informative to shareholders.

Subsequent Event - Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Note 3. Investment Advisory Agreement and Other Related Party Transactions

The Fund has entered into an Advisory Agreement with the Adviser to provide supervision and assistance in overall management services to the Fund.  Under the terms of the Advisory Agreement, the Adviser pays all Fund expenses except Rule 12b-1 fees, fees and expenses of the unaffiliated trustees, taxes, interest and extraordinary expenses.  Pursuant to the Advisory Agreement the Fund pays the Adviser a fee, calculated daily and payable monthly, equal to an annual rate of 1.20% of average daily net assets of the Fund.  For the year ended September 30, 2010, the Adviser earned advisory fees of $1,026,182.  The Adviser has contractually agreed to limit the Fund’s net annual operating expenses to 1.10% of the Fund’s average daily net assets until at least January 29, 2011.  For the year ended September 30, 2010, the Adviser waived $123,727 of its fees under this arrangement.

CONESTOGA SMALL CAP FUND

Notes to Financial Statements (continued)

September 30, 2010

The Trust, on behalf of the Fund, has adopted a distribution plan (the "Distribution Plan"), pursuant to Rule 12b-1 under the 1940 Act which permits the Fund to pay certain expenses associated with the distribution of its shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature, and payments to dealers and shareholder servicing agents who enter into agreements with the Fund.  The Plan provides that the Fund will reimburse the Adviser for actual distribution and shareholder servicing expenses incurred by the Adviser not exceeding, on an annual basis, 0.25% of the Fund's average daily net assets. The Distribution Plan is currently inactive and the Fund did not accrue any 12b-1 fees under this plan during the year ended September 30, 2010.

The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan, under which the Fund may enter into agreements with various shareholder servicing agents, including financial institutions and securities brokers (agents).  The Fund may pay a fee at an annual rate of up to 0.25% of the average daily net assets of the shares serviced by a particular agent.  The Fund presently does not have any such shareholder servicing agreements in effect and is not accruing fees under the Shareholder Servicing Plan.

Certain directors and officers of the Adviser are trustees, officers or shareholders of the Fund.  These individuals receive benefits from the Adviser resulting from the fees paid to the Adviser by the Fund.

There were no shareholder votes held between October 1, 2009 and September 30, 2010.

On November 19th 2009, the Board of Trustees approved the continuation of the Investment Advisory Agreement between the Trust, on behalf of the Fund and Conestoga Capital Advisors dated January 2nd 2008, through January 2nd 2011.

Note 4. Investments

Investment transactions, excluding short term investments, for the year ended September 30, 2010, were as follows:

Purchases……………………………………………..………….…$  44,105,704

Sales……………………………………………………………….….$  18,333,014

For Federal Income Tax purposes, the cost of investments owned at September 30, 2010 is $85,848,790.  As of September 30, 2010, the gross unrealized appreciation on a tax basis totaled $20,471,762 and the gross unrealized depreciation totaled $1,658,894 for a net unrealized appreciation of $18,812,868.

As of September 30, 2010 the components of accumulated earnings on a tax basis were as follows:

Net unrealized appreciation                  $18,812,868

Capital loss carryforwards                      (1,869,460)

Post October losses                                 (539,552)

Total

          16,403,856

CONESTOGA SMALL CAP FUND

Notes to Financial Statements (continued)

September 30, 2010

As of September 30, 2010 the Fund had net capital loss carry-forwards of $1,869,460, of which $1,043,730 expires 9/30/2017 and $825,730 expires 9/30/2018.  To the extent the carry-forwards are used to offset future gains, the amount offset will not be distributed to shareholders.

The difference between the sum of the capital loss carry-forwards and post October losses for tax purposes and the accumulated net realized losses reported in the Statement of Assets and Liabilities is due to wash sale losses, which are required to be deferred for tax purposes. Net unrealized appreciation on a tax basis and the net unrealized appreciation on investments reported in the Statement of Assets and Liabilities differ by this same wash sale loss figure.

Net capital losses incurred after October 31st within the current fiscal year are deemed to arise on the first business day of the following fiscal year. The Fund incurred and elected to defer such capital losses and they are included under the caption “Post October Losses” in the components of accumulated earnings on a tax basis shown above.

The tax character of distributions paid during the year ended September 30, 2010 and the year ended September 30, 2009 were as follows:

	September 30, 2010	September 30, 2009
Ordinary income	$ -	$ 130,451
Long Term Capital Gain	-	11,147
Total	$-	$141,598

Note 5. Beneficial Interest

The following table summarizing the activity in shares of the Fund:

                               For the Year Ended 9/30/2010                 For the Year Ended 9/30/2009

	Shares	Value	Shares	Value
Issued	2,231,038	$ 39,424,582	2,598,100	$ 31,012,667
Reinvested	-	-	4,817	63,196
Redeemed	(748,634)	(13,401,297)	(1,148,423)	(11,437,413)
Total	1,482,404	$ 26,023,285	1,454,494	$ 19,638,450

Note 6. Contingencies and Commitments

The Fund indemnifies the Trust’s officers and trustees for certain liabilities that might arise from their performance of their duties to the Fund.  Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

CONESTOGA SMALL CAP FUND

Notes to Financial Statements (continued)

September 30, 2010

Note 7. New Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.”  ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements.  Certain disclosures required by ASU No. 2010-06 are effective for interim and annual report periods beginning after December 31, 2009 and others for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years.  Management is currently evaluating the impact ASU No. 2010-06 will have on the Fund’s financial statement disclosures.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Conestoga Funds and

the Shareholders of the Conestoga Small Cap Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Conestoga Small Cap Fund, a series of shares of beneficial interest of the Conestoga Funds, as of September 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2010, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Conestoga Small Cap Fund, as of September 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

December 2, 2010

CONESTOGA SMALL CAP FUND

Trustees and Officers

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees.  Information pertaining to the Trustees and Officers of the Fund are set forth below.  The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling toll free 1-800-320-7790.

Name & Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served[2]	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee[3] or Officer
Disinterested Trustees[i]:
Michael R. Walker, 1948	Trustee	Since 2002	Partner of Key Real Estate LLC, since 2004; Chairman of ElderTrust, 1998-2004;	2	None
Nicholas J. Kovich, 1956	Trustee	Since 2002	President and CEO of Kovich Capital Management (Private Asset Management), since 2001;	2	Trustee, the Milestone Funds (1 portfolio)
William B. Blundin, 1939	Trustee	Since 2002	CEO of Bransford Investment Partners, LLC, since 1997;	2	Trustee, the Saratoga Funds (12 portfolios)
Richard E. Ten Haken, 1934	Trustee	Since 2002	Chairman and President of Ten Haken & Associates, Inc., since 1992;	2	None
Interested Trustees[4]:
W. Christopher Maxwell, 1943	Chairman & Trustee	Since 2002	Managing Partner of Conestoga Capital Advisors LLC, 2001-2008; Maxwell Associates LLC President & CEO, since 1997;	2	None
William C. Martindale, Jr., 1942	CEO, & Trustee	Since 2002	Managing Partner and Chief Investment Officer of Conestoga Capital Advisors LLC, since 2001; Co-Portfolio Manager of the Fund since 2002;	2	None
Officers:
Duane R. D’Orazio, 1972	Secretary, Chief Compliance Officer & Anti-Money Laundering Officer	Since 2002	Managing Partner, Head Trader and Chief Compliance Officer of Conestoga Capital Advisors LLC, since 2001;	1	None
Name & Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served[2]	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee[3] or Officer
Robert M. Mitchell, 1969	Treasurer	Since 2002	Managing Partner, Portfolio Manager and Research Analyst of Conestoga Capital Advisors LLC, since 2001; Co-Portfolio Manager of the Fund since 2002;	2	None
Gregory Getts, 1957	Assistant Treasurer	Since 2004	President and Owner of Mutual Shareholder Services, LLC since 1999;	2	None
Mark S. Clewett, 1968	Senior V.P.	Since 2006	Senior V.P. of Consultant Relations, Delaware Investments, 1996- 2005; Managing Partner, Director of Institutional Sales and Client Service of Conestoga Capital Advisors LLC, since 2006;	1	None
Joseph F. Monahan, 1959	Senior V.P.	Since 2009	Senior V.P. and CFO of McHugh Associates 2001 -2008; Managing Director, Portfolio Manager, Research Analyst of Conestoga Capital Advisors LLC, since December 2008;	1	None
David M. Lawson, 1951	Senior V.P.	Since 2009	President and Chief Operating Officer of McHugh Associates 1995 -2008; Managing Director, Portfolio Manager, Research Analyst, Conestoga Capital Advisors LLC, since December 2008;	1	None
Michelle L. Patterson, 1976	Vice President	Since 2004	Operations and Client Service Coordinator of Conestoga Capital Advisors LLC, since 2001;	1	None
M. Lorri McQuade, 1950	Vice President	Since 2004	Office Manager and Client Service Representative of Conestoga Capital Advisors LLC, since 2001;	1	None

Notes:

1

Each Trustee may be contacted by writing to the trustee, c/o Conestoga Funds, 259 N. Radnor-Chester Road, Radnor Court, Suite 120, Radnor, PA 19087.

2

There is no defined term of office for service as a Trustee.  Each Trustee serves until the earlier of resignation, retirement, removal, death, or the election of a qualified successor.

3   Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies") or other investment companies registered under the 1940 Act.

4

Mr. Maxwell and Mr. Martindale each have ownership interest in Conestoga Capital Advisors.  Each of these persons are considered to be an “interested person” of the Fund and “Interested Person” within the meaning of the Investment Company Act of 1940.

CONESTOGA SMALL CAP FUND

Additional Information

September 30, 2010

(Unaudited)

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q no later than 60 days following the close of the quarter.  You can obtain a copy, available without charge, on the SEC’s website at http://www.sec.gov beginning with the filing for the period ended December 31, 2004.  The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policy

A description of the policies and procedures that the Trust uses to determine how to vote proxies related to portfolio securities and the Fund’s portfolio securities voting record for the 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-800-320-7790 and (ii) from Form N-PX filed by the Fund with the Securities and Exchange Commission’s website at http://www.sec.gov.

Statement of Additional Information

The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free (800) 320-7790 to request a copy of the SAI or to make shareholder inquiries.

Tax Information (Unaudited)

During the year ended September 30, 2010, the Fund did not pay any distributions.

Board of Trustees

W. Christopher Maxwell, Chairman

William B. Blundin

Nicholas J. Kovich

William C. Martindale, Jr.

Richard E. Ten Haken

Michael R. Walker

Investment Adviser

Conestoga Capital Advisors, LLC

259 N. Radnor-Chester Road

Radnor Court, Suite 120

Radnor, PA 19087

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

8000 Towne Centre Drive, Suite 400

Broadview Heights, OH  44147

Custodian

UMB Bank , NA

928 Grand Blvd.

Kansas City, MO 64106

Independent Registered Public Accounting Firm
BBD, LLP
1835 Market Street 26th Floor

Philadelphia, PA 19103

Conestoga Small Cap Fund Officers

W. Christopher Maxwell, Chairman

William C. Martindale, Jr., CEO

Duane R. D’Orazio, Secretary, Chief Compliance Officer, Anti-Money Laundering Officer

Robert M. Mitchell, Treasurer

Gregory Getts, Assistant Treasurer

Mark S. Clewett, Senior Vice President

Joseph F. Monahan, Senior Vice President

David M. Lawson, Senior Vice President

Michelle L. Patterson, Vice President

M. Lorri McQuade, Vice President

This report is provided for the general information of the shareholders of the Conestoga Small Cap Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Institutional Advisors

LargeCap Fund

M a n a g e d   B y

Institutional Advisors LLC

ANNUAL REPORT

September 30, 2010

                                                                 Manager’s Letter

As of September 30, 2010 - Unaudited

Dear Fellow Shareholders,

Market Overview

The recession has been over for more than a year! According to the Business Cycle Dating Committee of the National Bureau of Economic Research, the longest U.S. recession since WWII ended in June 2009 after 18 months.  While this is technically accurate, in many ways the “feel” of recession lingers on, as continued unemployment near double digit levels and a lackluster housing market have conspired to mute the recovery.

The U.S. needs to make strides in both of these areas in order to increase the magnitude and sustainability of economic progress.  Nonfarm Payroll grew by an average of 90,000 additional jobs each month in the third quarter, yet the Unemployment Rate still finished at 9.6%.  The rate of job growth must increase significantly before a material decline in the Unemployment Rate can be expected, given the number of individuals joining the labor force.  Despite intermittent signs of improved construction and sales activity, broad housing market data revealed other signs of further deterioration.  The housing market weakness will continue until supply is absorbed and confidence brings homebuyers back into the market, changes that we now do not expect before mid 2011.  The U.S. economy is consumer driven, and the dual issues of high unemployment and lackluster housing continue to impede consumer spending.

Current monetary and fiscal stimuli have yielded favorable economic results, yet more actions may be required to prevent economic contraction.  The Federal Reserve is preparing for further quantitative easing, a process that includes buying fixed-income securities to drive interest rates lower and spur economic expansion.  The Fed continues to focus on non-traditional tools, since the benefits of reducing the Federal Funds Target rate, now 0.25% at the end of the third quarter, have largely been exhausted.  Finally, due to the U.S. Government’s mid-term elections scheduled for early November, any meaningful economic agenda will be difficult to execute in the 4th quarter.

Given the ongoing, difficult environment described above, equity and fixed-income securities markets were surprisingly strong in the most recent quarter.  Equity investors appeared to be buyers with an optimistic view that the next round of monetary stimulus will be successful, while bond investors braced for continued low inflation and sluggish growth.  We continue to expect, however, that as more stimulus is injected into the economy, securities with longer maturities will initially bear the brunt of increased inflation expectations.

NPITC’s economic outlook continues to be for sluggish economic growth driven by a reluctant and passive consumer.  Collectively, consumers have become more frugal in their spending, buying only the necessary items on their shopping lists.  That practice will likely continue until unemployment abates and the consumer’s financial position is fully healed.  In spite of this modest outlook, we are maintaining our commitment to equities, because we are optimistic that the U.S. Economy is on the path to recovery, albeit a long and challenging one.  Through all the ongoing challenges, we continue to seek strong returns, with our risk-control measures firmly in place.

Equities

The third quarter began with hints of an economic slowdown, and the words “double dip recession” became a common phrase in the media.  Soon, however, investors realized that these concerns would likely lead to continued accommodation by the Federal Reserve.  Termed “quantitative easing,” such accommodations call for efforts to 1) increase growth in business activity, 2) decrease deflationary fears by encouraging benign inflation, and 3) increase monetary velocity and liquidity.  Quantitative easing by the Fed almost always leads to good stock performance.  This time proved to be no different; as investor sentiment shifted from pessimism to optimism, the equity markets began to respond and finished the quarter with the best September returns since 1939.

Still, for most investors it has been difficult to be optimistic.  Investor confidence has been tempered by an unemployment rate and housing prices that have not shown any meaningful improvement in more than a year.  Sustainable economic growth seems illusive, with slow consumer spending, high unemployment, lower housing wealth, and tight credit.

For the Third quarter, the S&P 500 index increased 11.29%, and the Fund outperformed the index return, rising 12.39%.  The leading economic sectors were Telecommunication Services (up 19.11%) and Materials (up 17.25%), while the lagging sectors were Financials (up just 4.06%) and Health Care (rising 8.22%).

The September surge in stock prices carried portfolio returns well into the black for the year, as the Fund is now up 4.59% to date for calendar year 2010, versus the S&P 500 index return of 3.89%.  Shareholders were notably rewarded by our decision to overweight both Information Technology and Materials, while underweighting Financials.

As has been our consistent philosophy, we continue to accumulate quality companies at reasonable prices and invest for above average, risk adjusted returns.  This approach has provided solid long-term results, with above market returns and below market volatility.

Sincerely,

Terry L. Morris

Senior Equity Manager

INSTITUTIONAL ADVISORS LARGECAP FUND

Additional Comments - Unaudited

Fund Growth

The Fund continued slow growth in 2010.  Total net assets increased from $19,858,795 at the end of fiscal 2009 to $21,847,843 at the end of fiscal 2010.  This represents a $1,989,048 increase during the Fund’s first full year of operation.

Portfolio Turnover and Capital Gains Distributions

The Institutional Advisors LargeCap Fund historically has a much lower turnover rate than other comparable funds. For the year ended September 30, 2010 the Fund’s turnover rate was 24.96%, compared to 8.99% from the prior period.  For the twelve month period ended September 30, 2010, the Fund did not make a capital gain distribution, but the Fund did pay a net income distribution of $.045 per share to holders of record on December 29, 2009.

Fund Expenses and Brokerage Costs

Fund Expenses

The Fund has a unified management fee.  This means that the adviser, Institutional Advisors, LLC, pays for most of the Fund’s operating costs with the exception of Trustees’ fees and expenses, 12b-1 fees, brokerage commissions and fees, and extraordinary costs.  Effective March 2010, the Adviser charges the Fund an annualized rate of 1.70% of the daily average assets for the services it provides, while the total expense ratio of the Fund is 1.35% which includes a fee waiver.  In the fiscal year ended September 30, 2010 the contractual amount the Fund owed the Adviser was $351,128 of which $111,152 was waived, resulting in net advisory fees of $239,976.

The Fund has adopted a distribution plan in accordance with Rule 12b-1 under the 1940 Act.  Distribution and selling services as permitted under the distribution plan are provided to the Fund by Rafferty Capital Markets, LLC (the “Distributor”) or by agents of the Distributor and include those services intended to result in the sale of the Fund's shares.  During the current fiscal year, the Fund paid $2,065 in 12b-1 fees.

The Fund also has the ability to pay any qualified organization a shareholder servicing fee.  This type of fee might be paid to an organization providing record keeping for Fund shareholders under its administration.  During the current fiscal year, the Fund did not pay any organization a shareholder servicing fee.

Securities Lending

 During fiscal year 2010, the Fund did not participate in securities lending activities.

Trustee Fees

In addition to the fees that the Fund pays the Adviser, the Fund also pays the Trustees’ fees and expenses. During fiscal 2010, Trustee Fees amounted to $36,063.

INSTITUTIONAL ADVISORS LARGECAP FUND

Additional Comments - Unaudited

Brokerage Costs

Direct net expenses of the Fund shown in this annual report were $278,104.  During fiscal year 2010, the Fund paid brokerage costs of $15,803, down from $22,170 in fiscal 2009.  Under current accounting standards, brokerage costs are not treated as current year expenses; rather, they are included when calculating the cost basis or proceeds from security transactions, but they are still costs paid by the shareholder.

Expenditures for brokerage were $0.71 for every $1,000 in average assets invested in the Fund for fiscal 2010, down from $1.12 in fiscal 2009.  The Fund pays brokers approximately $0.06 per share for trade execution.  The brokerage commissions are directed to firms that provide important statistical and financial information on portfolio holdings.  Additionally, brokerage commissions are paid to firms providing research to the Fund’s Portfolio Managers about current or prospective investments.  The statistical and financial information provided as well as the research offered benefit all clients of the Adviser, not just the Fund.  The Fund’s share of commissions paid is proportionate to its share of all trading in small cap stocks undertaken by Institutional Advisors LLC.  On a quarterly basis, the Adviser reviews the Fund’s trading with the Board of Trustees.

At no time has the Fund ever used brokerage commissions to reward brokers for selling shares of the Fund.

The staff of the SEC has issued interpretive guidance relating to permissible uses of brokerage commissions, sometimes called “soft dollars.”  Based on its review of these guidelines, the Adviser believes that it is in compliance with these guidelines.

The Regulatory Environment

Board Composition

The Conestoga Fund has six Trustees.  Four of them (66 2/3% of the Board) are Independent, and the Chair is an interested Trustee.

Fund Information

Subject to applicable laws, the management of the Institutional Advisors LargeCap Fund is making every effort to provide as much information as desired by the shareholders of the Fund.  In addition to information provided in the reports to shareholders and the prospectus and statement of additional information, much information is available online.  You can access Fund information by going to www.ialfx.com.  Current holdings and Fund facts are available on our website.  If you prefer, you may call us at 1-800-292-2660 and ask for the information, or you may go to the SEC website at www.sec.gov and obtain copies of almost all information submitted by the Institutional Advisors LargeCap Fund (part of Conestoga Family of Funds) to the SEC.

INSTITUTIONAL ADVISORS LARGE CAP FUND

Comparison of Changes in Value of $10,000

As of Closing Business Day Prior to Inception (March 31,2009)

Institutional Advisors LargeCap Fund $14,167
S&P 500 Index $14,763
Value of $10,000 Invested 3/31/2010
$16,000
$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
$8,000
3/31/2009
4/30/2009
5/31/2009
6/30/2009
7/31/2009
8/31/2009
9/30/2009
10/31/2009
11/30/2009
12/31/2009
1/31/2010
2/28/2010
3/31/2010
4/30/2010
5/31/2010
6/30/2010
7/31/2010
8/31/2010
9/30/2010

	One Year Return	Since Inception (Annualized) (3/31/2009 through 9/30/2010)
Institutional Advisors LargeCap Fund	11.02%	26.11%
S&P 500 Index	10.16%	29.62%

The Fund's past performance does not predict its future performance. The graph and table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

INSTITUTIONAL ADVISORS LARGECAP FUND

Expense Example (Unaudited)

As a shareholder of the Institutional Advisors LargeCap Fund, you incur the following costs: management fees, trustee fees, load, transaction costs, and certain other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2010 through September 30, 2010.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in this Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending Account	Expenses Paid During the Period*
	Value	Value	April 1, 2010 through
	April 1, 2010	September 30, 2010	September 30, 2010

Actual	$1,000.00	$1,004.27	$8.09
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,018.30	$8.14

* Expenses are equal to the Fund's annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one half year period).

Institutional Advisors LargeCap Fund:

INSTITUTIONAL ADVISORS LARGECAP FUND

Portfolio Holdings

September 30, 2010

(Unaudited)

The following chart gives a visual breakdown of the Fund by the sectors as defined by the Global Industry Classification Standard (“GICS”) developed by Morgan Stanley in collaboration with Standard and Poor’s.  The underlying securities represent a percentage of the total net assets.  The total net assets of the Fund on September 30, 2010 were $21,847,843.

Schedule of Investments
September 30, 2010

			% of Total
Shares		Value	Net Assets
COMMON STOCKS
Consumer Discretionary

Hotels, Restaurants & Leisure
17,360	Darden Restaurants, Inc.	$742,661
Media
11,113	McGraw-Hill Companies, Inc.	367,396
Specialty Retail
22,383	Staples, Inc.	468,252
Textiles, Apparel & Luxury Goods
5,180	VF Corp.	419,684

Consumer Discretionary Sector Total		1,997,993	9.15%

Consumer Staples

Beverages
13,624	Pepsi Co.	905,178
Food Products
13,310	General Mills, Inc.	486,347
21,472	McCormick & Co.	902,683
Food Products Total		1,389,030
Food & Staples Retailing
26,526	Walgreen Co.	888,621

Consumer Staples Sector Total		3,182,829	14.57%

Energy

Crude Petroleum & Natural Gas
10,736	Murphy Oil Corp.	664,773
Oil, Gas & Consumable Fuels
7,096	Chevron Corp.	575,131
10,391	Exxon Mobil Corp.	642,060
Oil, Gas & Consumable Fuels Total		1,217,191

Energy Sector Total		1,881,964	8.61%

Financials

Insurance
10,956	Aflac, Inc.	566,535
20,844	Progressive Corp.	435,014
Insurance Total		1,001,549
Investment Advice
24,580	Federated Investors, Inc.	559,441

Financials Sector Total		1,560,990	7.14%

Schedule of Investments (Continued)
September 30, 2010

COMMON STOCKS (Continued)
			% of Total
Shares		Value	Net Assets
Health Care

Biotechnology
12,337	Amgen, Inc. *	$679,892
Health Care Equipment & Supplies
8,225	McKesson Corp.	508,140
12,055	Stryker Corp.	603,353
Health Care Equipment & Supplies Total		1,111,493
Health Care Providers & Services
4,803	Laboratory Corp. of America Holdings *	376,699
Pharmaceuticals
13,342	Johnson & Johnson	826,670
12,745	Pfizer, Inc.	218,832
Pharmaceuticals Total		1,045,502

Health Care Sector Total		3,213,586	14.71%

Industrials

Aerospace & Defense
11,301	United Technologies Corp.	804,970
Air Freight & Logistics
7,628	C.H. Robinson Worldwide, Inc.	533,350
Industrial Conglomerates
16,763	General Electric Co.	272,399
Machinery
16,293	Danaher Corp.	661,659

Industrials Sector Total		2,272,378	10.40%

Information Technology

Communications Equipment
9,951	Qualcom, Inc	449,113
Computers & Peripherals
3,579	Apple, Inc. *	1,015,541
16,136	Hewlett-Packard Co.	678,841
4,991	International Business Machines, Inc.	669,493
Computers & Peripherals Total		2,363,875
Semiconductors
20,185	Altera Corp.	608,780
Schedule of Investments (Continued)
September 30, 2010

COMMON STOCKS (Continued)
Information Technology (Continued)
			% of Total
Shares		Value	Net Assets
Software
12,086	Intuit, Inc. *	$529,488
22,853	Microsoft Corp.	559,670
27,186	Oracle Corp.	729,944
Software Total		1,819,102

Information Technology Sector Total		5,240,870	23.99%

Materials

Chemicals
12,620	Sigma Aldrich Corp.	761,996

Materials Sector Total		761,996	3.49%

Telecommunications Services

Diversified Telecommunication
25,931	AT&T, Inc.	741,626

Telecommunications Services Sector Total		741,626	3.39%

Utilities

Utilities
15,068	Nicor, Inc.	690,416

Utilities Sector Total		690,416	3.16%

TOTAL COMMON STOCKS
	(Cost $17,442,592)	21,544,648	98.61%

SHORT-TERM INVESTMENTS
232,953	UMB Bank Money Market Fiduciary 0.02% **	232,953	1.07%
	(Cost $232,953)

TOTAL INVESTMENTS
	(Cost $17,675,545)	21,777,601	99.68%

	Other Assets Less Liabilities	70,242	0.32%

	TOTAL NET ASSETS	$21,847,843	100.00%

* Non-income producing securities during the period.
** Variable rate security; the money market rate shown represents the yield at September 30, 2010.

The accompanying notes are an integral part of the financial statements.

INSTITUTIONAL ADVISORS LARGE CAP FUND

Statement of Assets and Liabilities

September 30, 2010

Assets:
Investments, at Value (Cost $17,675,545)	$21,777,601
Receivables:
Securities Sold	408,245
Shareholder Subscriptions	38,190
Dividends & Interest	18,130
Other Assets	3,114
Total Assets	22,245,280
Liabilities:
Accrued Investment Advisory Fees Payable	20,896
Distribution Fees Payable	490
Shareholder Redemptions Payable	376,051
Total Liabilities	397,437

Net Assets	$21,847,843

Net Assets Consist of:
Beneficial Interest Paid-In	$17,480,418
Accumulated Undistributed Net Investment Income	77,093
Accumulated Net Realized Gain on Investments	188,276
Net Unrealized Appreciation in Value of Investments	4,102,056
Net Assets, for 1,547,766 Shares of Beneficial Interest Outstanding,
Unlimited Number of Shares Authorized with a $0.001 Par Value	$21,847,843
Net Asset Value and Redemption Price (1)
Per Share ($21,847,843/1,547,766 shares)	$14.12

Offering Price per share ($14.12/.945 sales charge as a percentage of the investment)	$14.94

(1) A deferred sales charge of up to 0.75% may be imposed on redemptions of shares representing original purchase of $1,000,000 or more that occur in the first year after purchase. The deferred sales charge is imposed on the lower of the original cost of the shares or the value of shares at the time of redemption.

The accompanying notes are an integral part of the financial statements.

INSTITUTIONAL ADVISORS LARGE CAP FUND

Statement of Operations

For the Year Ended September 30, 2009

Investment Income:
Dividends	$378,340
Interest	129
Total investment income	378,469
Expenses:
Investment advisory fees	351,128
Distribution fees	2,065
Trustees' fees and expenses	36,063
Total expenses	389,256
Less: Advisory fees waived	(111,152)
Net expenses	278,104

Net Investment Income	100,365

Realized & Unrealized Gain on Investments:
Net realized gain on investments	299,755
Net change in unrealized appreciation on investments	1,771,663
Net realized & unrealized gain on investments	2,071,418

Net increase in net assets resulting from operations	$2,171,783

The accompanying notes are an integral part of the financial statements.

INSTITUTIONAL ADVISORS LARGE CAP FUND

Statement of Changes in Net Assets

	For the Year	For the Period
	Ended	Ended
	9/30/2010	9/30/2009*
Increase In Net Assets
From Operations:
Net investment income	$100,365	$45,052
Net realized gain (loss) on investments	299,755	(111,480)
Net change in unrealized appreciation on investments	1,771,663	3,082,370
Net increase in net assets resulting from operations	2,171,783	3,015,942
Distributions to shareholders from:
Net investment income	(68,324)	-
Total Distributions	(68,324)	-
From shares of beneficial interest transactions:
Proceeds from sale of shares	5,310,143	24,248,023
Shares issued on reinvestment of distribution	25,454	-
Cost of shares redeemed	(5,450,008)	(7,405,170)
Total increase (decrease) in net assets from Fund share transactions	(114,411)	16,842,853

Total increase in net assets	1,989,048	19,858,795

Net Assets at Beginning of Period	19,858,795	-
Net Assets at End of Period (Includes undistributed net	$21,847,843	$19,858,795
investment income of $77,093 and $45,052, respectively)

* The Institutional Advisors LargeCap Fund Commenced Operations March 31, 2009.

The accompanying notes are an integral part of the financial statements.

INSTITUTIONAL ADVISORS LARGE CAP FUND

Financial Highlights

Selected data for a share outstanding throughout each period:

	For the	For the
	Year Ended	Period Ended
	September 30, 2010	September 30, 2009 *

Net asset value - beginning of period	$12.76	$10.00

Net investment income	0.07	0.03
Net realized and unrealized gains on investments	1.34	2.73
Total from investment operations	1.41	2.76

Distributions from net investment income	(0.05)	−

Total distributions	(0.05)	−

Net asset value - end of period	$14.12	$12.76

Total return	11.02%	27.60%	***
Ratios/supplemental data
Net Assets - end of period (thousands)	21,848	19,859

Before waivers
Ratio of expenses to average net assets	1.88%	1.85%	**
Ratio of net investment income to average net assets	(0.05)%	0.15%	**

After waivers
Ratio of expenses to average net assets	1.35%	1.35%	**
Ratio of net investment income to average net assets	0.48%	0.65%	**

Portfolio turnover rate	24.96%	8.99%	***

* The Institutional Advisors LargeCap Fund Commenced Operations March 31, 2009.
** Annualized
*** Not Annualized

The accompanying notes are an integral part of the financial statements.

INSTITUTIONAL ADVISORS LARGECAP FUND

Notes to Financial Statements

September 30, 2010

Note 1. Organization

Conestoga Funds (the ”Trust”) was organized as a Delaware statutory trust on February 5, 2002.  The Trust consists of two series, the Institutional Advisors LargeCap Fund (the “Fund”) and the Conestoga Small Cap Fund.  The Trust is registered as an open-end diversified management investment company of the series type under the Investment Company Act of 1940 (the “1940 Act”).  The Fund’s investment strategy is to provide long-term growth of capital.  The Fund's registration statement became effective with the SEC, and the Fund commenced operations on March 31, 2009.  The Fund’s investment adviser is Institutional Advisors LLC (the”Adviser”).  Effective March 31, 2009 (commencement of operations), certain shareholders contributed cash and investment securities to the Fund in a tax-free exchange for 567,157 shares of beneficial interest.  The net assets received were valued at $5,671,571 in accordance with the Fund's stated valuation policies and included unrealized depreciation of $751,977.

Note 2.  Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuation- Securities that are traded on any exchange are valued at the last quoted sale price.  Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Lacking a last sale price, a security is valued at its last bid price except when, in the opinion of the Fund’s Adviser, the last bid price does not accurately reflect the current value of the security.  All other securities for which over-the-counter market quotations are readily available are valued at their last bid price.  When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

Accounting principles generally accepted in the United States of America define fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date and also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability.  The three-tier hierarchy seeks to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.  The three-tier hierarchy of inputs is summarized below:

Level 1 - Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities. Valuation adjustments and block discounts are not applied to Level 1 securities.  Since valuations are based on quoted prices that are readily and regularly available in an active market, valuation of these securities does not entail a significant degree of judgment.

Notes to Financial Statements (Continued)

September 30, 2010

Level 2 - Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 - Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The following table presents information about the Fund’s assets measured at fair value as of September 30, 2010 by major security type:

                                          Quoted Prices in

                                         Active Markets for     Significant Other             Significant           Balance as of

                                           Identical Assets      Observable Inputs     Unobservable Inputs    September 30,

                                                 (Level 1)                  (Level 2)                      (Level 3)                     2010

        Assets

Short-Term Investments       $      232,953                       $   -                             $   -               $      232,953

Common Stocks                   $ 21,544,648                       $   -                             $   -               $ 21,544,648

               Total                      $ 21,777,601                       $   -                             $   -               $ 21,777,601

Federal Income Taxes- The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any realized capital gain.  Therefore, no federal income or excise tax provision is required.

Accounting principles generally accepted in the United States of America provide guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements and require the evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof.  Management has evaluated the Fund’s tax positions as of September 30, 2010, and has determined that none of them are uncertain.

Dividends and Distributions- The Fund intends to distribute substantially all of its net investment income and capital gains to its shareholders on an annual basis.  Income and capital gain distributions to shareholders are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.  Those differences are primarily due to differing treatments for net investment losses and deferral of wash sale losses and post-October losses.  Distributions to shareholders are recorded on the ex-dividend date.

Security Transactions and Investment Income- The Fund follows accounting principles generally accepted in the United States of America and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

Estimates- Preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Other- Accounting principles generally accepted in the United States of America require that permanent book/tax differences be reclassified to paid in capital.

Notes to Financial Statements (Continued)

September 30, 2010

Subsequent Event - Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available to be issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Note 3. Investment Advisory Agreement and Other Related Party Transactions

The Fund has entered into an Advisory Agreement with the Adviser to provide supervision, and assistance in the overall management services to the Fund.  Under the terms of the Advisory Agreement, the Adviser pays all Fund expenses except Rule 12b-1 fees, shareholder servicing fees, fees and expenses of the unaffiliated Trustees, taxes, interest and extraordinary expenses.  The Advisory Agreement also provides that the Adviser supervises and assists in the overall management of the Fund’s affairs subject to the authority of the Board.  Pursuant to the Advisory Agreement, the Fund pays the Adviser a monthly fee calculated at an annual rate of 1.70% of the Fund’s average daily net assets.  For the year ended September 30, 2010, the Adviser earned advisory fees of $351,128.

The Adviser has contractually agreed to limit the Fund’s expense ratio to 1.35% of the Fund’s average daily net assets until at least January 29, 2011.  The Adviser may not recoup any of the fees waived pursuant to this contractual waiver.  For the year ended September 30, 2010, the Adviser waived $111,152 under this arrangement.

The Trust, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the “Distribution Plan”).  Rule 12b-1 provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of such mutual fund except pursuant to a plan adopted by the fund under Rule 12b-1.  The Distribution Plan provides that the Fund may incur distribution expenses related to the sale of shares of up to 0.25% per annum of the Fund’s average daily net assets.  During the year ended September 30, 2010 the Fund accrued $2,065 under the Distribution Plan.

The Distribution Plan provides that the Fund may finance activities that are primarily intended to result in the sale of the Fund’s shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature and payments to dealers and shareholder servicing agents who enter into agreements with the Fund.

The Trust, on behalf of the Fund, adopted a shareholder servicing plan (“Shareholder Servicing Plan”).  Payments made under the Shareholder Servicing Plan to shareholder servicing agents (which may include affiliates of the Adviser) are for administrative support services to customers who may from time to time beneficially own shares and may be up to 0.25% per annum of the Fund’s average daily net assets.  These services may include: (i) establishing and maintaining accounts and records relating to shareholders; (ii) processing dividend and distribution payments from the Fund on behalf of shareholders; (iii) providing information periodically to shareholders showing their positions in shares and integrating such statements with those of other transactions and balances in shareholders’ other accounts serviced by such financial institution; (iv) arranging for bank wires; (v) responding to shareholder inquiries relating to the services performed; (vi) responding to routine inquiries from shareholders concerning their investments; (vii) providing subaccounting with respect to shares beneficially owned by shareholders, or the information to the Fund necessary for subaccounting; (viii) if required by law, forwarding shareholder communications from the Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to shareholders; (ix) assisting in processing purchase, exchange and redemption requests from shareholders and in placing such orders with the Trust’s service contractors; (x) assisting shareholders in changing dividend options, account designations and addresses; (xi) providing shareholders with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; and (xii) providing such other similar services as the Fund may reasonably request to the extent that the agent is permitted to do so under applicable statutes, rules and regulations.  The Fund presently does not have any such shareholder agreements in effect and is not accruing fees under the Shareholder Servicing Plan.

Notes to Financial Statements (Continued)

September 30, 2010

Certain directors and officers of the Adviser are trustees, officers or shareholders of the Fund.  These individuals receive benefits from the Adviser resulting from the fees paid to the Adviser by the Fund.

Note 4. Beneficial Interest

As of September 30, 2010, there were an unlimited number of shares of beneficial interest with a $0.001 par value authorized.  The following table summaries the activity in shares of the Fund:

                         For the Year Ended 9/30/2010

	Shares	Value
Issued	395,837	$5,310,143
Reinvested	1,863	25,454
Redeemed	(406,338)	(5,450,008)
Total	(8,638)	$ (114,411)

                                    For the Period Ended 9/30/2009

	Shares	Value
Issued	2,205,033	$24,248,023
Redeemed	(648,629)	(7,405,170)
Total	1,556,404	$16,842,853

Note 5.  Investments

Investment transactions, excluding short term investments, for the year ended September 30, 2010, were as follows:

Purchases……………………………………………..………….…$   5,017,559

Sales……………………………………………………………….….$   5,136,451

For Federal Income Tax purposes, the cost of investments owned at September 30, 2010 is $17,764,988.  As of September 30, 2010, the gross unrealized appreciation on a tax basis totaled $4,141,060 and the gross unrealized depreciation totaled $128,447 for a net unrealized appreciation of $4,102,613.

As of September 30, 2010 the components of accumulated income/(losses) on a tax basis were as follows:

Net unrealized appreciation                   $4,012,613

Accumulated net realized gain                    213,950

Undistributed ordinary income                  140,862

                 Total                                     $4,367,425

As of September 30, 2010 the Fund did not have any unused capital loss carryforward remaining.  To the extent the carryforwards are used to offset future gains, the amount offset will not be distributed to shareholders.

The difference between the accumulated net realized gains for tax purposes and the accumulated net realized gains on investments reported in the Statement of Assets and Liabilities is due to differing treatment of short-term gains and wash sale losses, which are required to be deferred for tax purposes. Net unrealized appreciation on a tax basis and the net unrealized appreciation on investments reported in the Statement of Assets and Liabilities differ by this same wash sale loss figure.

Notes to Financial Statements (Continued)

September 30, 2010

Note 6.  Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.”  ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements.  Certain disclosures required by ASU No. 2010-06 are effective for interim and annual report periods beginning after December 15, 2009 and others for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years.  Management is currently evaluating the impact ASU No. 2010-06 will have on the Fund’s financial statement disclosures.

Note 7. Contingencies & Commitments

The Fund indemnifies the Trust’s officers and trustees for certain liabilities that might arise from the performance of their duties to the Fund.  Additionally, in the normal course of business, the Fund enters into contracts that contain various representations and warranties and provide general indemnifications.  The Fund’s maximum exposure under these arrangements is dependent on future claims against the Fund and is presently unknown.  However, the Fund considers the risk of loss from such potential claims to be remote.

Note 8. Control and Ownership of Shares

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940, as amended. As of September 30, 2010, NFS LLC, in aggregate, owned approximately 95% of the Fund’s shares and may be deemed to control the Fund.

INSTITUTIONAL ADVISORS LARGECAP FUND

September 30, 2010

Trustees and Officers

(Unaudited)

The business and affairs of the Fund are managed under the direction of the Trust's Board of Trustees.  Information pertaining to the Trustees and Officers of the Trust are set forth below.  The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling toll free 1-800-292-2660.

Name & Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served[2]	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee[3] or Officer
Disinterested Trustees[i] i :
Michael R. Walker, 1948	Trustee	Since 2002	Partner of Key Real Estate LLC, since 2004; Chairman of ElderTrust, 1998-2004;	2	None
Nicholas J. Kovich, 1956	Trustee	Since 2002	President and CEO of Kovich Capital Management (Private Asset Management), since 2001;	2	Trustee, the Milestone Funds (1 portfolio)
William B. Blundin, 1939	Trustee	Since 2002	CEO of Bransford Investment Partners, LLC, since 1997;	2	Trustee, the Saratoga Funds (12 portfolios)
Richard E. Ten Haken, 1934	Trustee	Since 2002	Chairman and President of Ten Haken & Associates, Inc., since 1992;	2	None
Interested Trustees[4]:
W. Christopher Maxwell, 1943	Chairman & Trustee	Since 2002	Managing Partner of Conestoga Capital Advisors LLC, 2001-2008; Maxwell Associates LLC President & CEO, since 1997;	2	None
William C. Martindale, Jr., 1942	CEO, & Trustee	Since 2002	Managing Partner and Chief Investment Officer of Conestoga Capital Advisors LLC, since 2001; Co-Portfolio Manager of the Fund since 2002;	2	Director of the Adondo Corporation

Officers:
Duane R. D’Orazio	Secretary, since July 2002 Chief Compliance Officer (Conestoga Small Cap Fund), since August 2004		Head Trader and Managing Partner of CCA.
Mark S. Clewett	Senior Vice President	Since 2006	Since 2006, Director of Institutional Sales and Client Service for CCA; from 1997 to 2005, Senior Vice President—Consultant Relationships for Delaware Investments.
Joseph F. Monahan	Senior Vice President	Since 2009	Senior Vice President and Chief Financial Officer of McHugh Associates (2001- December 2008).
David M. Lawson	Senior Vice President	Since 2009	President and Chief Operating Officer of McHugh Associates (1995- December 2008).
M. Lorri McQuade	Vice President	Since 2003	Partner (since 2003) and Administrative Manager (since 2001) of CCA.
Michelle L. Patterson	Vice President	Since 2003	Partner (since 2003) and Operations and Marketing Analyst (since 2001) of CCA.
Gregory B. Getts	Assistant Treasurer	Since 2006	President of Mutual Shareholder Services, LLC, the Fund’s transfer, shareholder servicing, dividend disbursing and accounting servicing agent (“MSS”).

Notes:

1

Each Trustee may be contacted by writing to the trustee, c/o Conestoga Funds, 259 N. Radnor-Chester Road, Radnor Court, Suite 120, Radnor, PA 19087.

2

There is no defined term of office for service as a Trustee.  Each Trustee serves until the earlier of resignation, retirement, removal, death, or the election of a qualified successor.

3   Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies") or other investment companies registered under the 1940 Act.

4

Mr. Maxwell and Mr. Martindale each have ownership interest in Conestoga Capital Advisors.  Each of these persons are considered to be an “interested person” of the Fund and “Interested Person” within the meaning of the Investment Company Act of 1940.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q no later than 60 days following the close of the quarter.  You can obtain a copy, available without charge, on the SEC’s website at http://www.sec.gov beginning with the filing for the period ended June 30, 2009 (the Fund commenced operations on March 31, 2009).  The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policy

A description of the policies and procedures that the Trust uses to determine how to vote proxies related to portfolio securities and the Fund’s portfolio securities voting record for the 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-800-292-2660 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Statement of Additional Information

The Fund's Statement of Additional Information ("SAI") includes additional information about the Trustees and is available, without charge, upon request.  You may call toll-free 1-800-292-2660 to request a copy of the SAI or to make shareholder inquiries.

Tax Information (Unaudited)

During the year ended September 30, 2010, the Fund paid an income distribution of $0.045 per share, for a total distribution of $68,324.

INSTITUTIONAL ADVISORS LARGECAP FUND

Board of Trustees

W. Christopher Maxwell, Chairman

William B. Blundin

Nicholas J. Kovich

William C. Martindale, Jr.

Richard E. Ten Haken

Michael R. Walker

Investment Adviser

Institutional Advisors LLC

2201 Ridgewood Road #180

Wyomissing, PA 19610

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services

8000 Towne Centre Drive, Suite 400

Broadview Heights, OH  44147

Custodian

UMB Bank , NA

928 Grand Blvd.

Kansas City, MO 64106

Independent Registered Public Accounting Firm
BBD, LLP
1835 Market Street 26th Floor

Philadelphia, PA 19103

Officers of Institutional Advisors LargeCap Fund

James D. King, President

Karen L. Kleffel, Chief Compliance Officer

Richard A. Lord, Jr., Chief Financial Officer

Michelle H. Debkowski, Secretary

This report is provided for the general information of the shareholders of the Institutional Advisors LargeCap Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)

The registrant’s board of trustees has determined that Michael W. Walker and Nicholas J. Kovich are independent audit committee financial experts.

Michael W. Walker acquired his attributes through:

Experience as Chairman and President of Eldertrust ( A healthcare REIT)

Nicholas J. Kovich acquired his attributes through:

Experience as Managing Director, Domestic Equity Portfolio Manager for Morgan Stanley 1996-2001

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2010

$ 24,000

FY 2009

$ 24,000

(b)

Audit-Related Fees

Registrant

Adviser

FY 2010

None

$ 0

FY 2009

None

$ 0

Nature of the fees:

Post effective consent.

(c)

Tax Fees

Registrant

Adviser

FY 2010

None

$ 4,000

FY 2009

None

$ 4,000

Nature of the fees:

Preparation of Excise Tax and Form 1120RIC

(d)

All Other Fees

Registrant

Adviser

FY 2010

$ N/A

$N/A

FY 2009

$ N/A

$N/A

Nature of the fees:

N/A

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee has adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

Registrant

Adviser

Audit-Related Fees:

0%

100%

Tax Fees:

0%

100%

All Other Fees:

0%

100%

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2010

$ 0

FY 2009

$ 0

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of September 29, 2010, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Conestoga Funds

By /s/William C. Martindale Jr.

* William C. Martindale Jr.

   Chief Executive Officer

Date December 7, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ William C. Martindale Jr.

* William C. Martindale Jr.

   Chief Executive Officer

Date December 7, 2010

By /s/Robert M. Mitchell

* Robert M. Mitchell

  Treasurer and Chief Financial Officer

Date December 7, 2010

* Print the name and title of each signing officer under his or her signature.